Schedule II - Valuation and Qualifying Accounts (Detail) - Tax-related valuation allowance - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance at the beginning of period	$ 8,274	$ 14,260	$ 3,050
Charged to tax expense/ (benefit)	19,962	(11,787)	11,210
Purchase accounting adjustments	0	5,727	0
Impact of foreign currency exchange rate	(25)	74	0
Balance at the end of period	$ 28,211	$ 8,274	$ 14,260